Exhibit 24.1

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ HERBERT A. ALLEN
Herbert A. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ RONALD W. ALLEN
Ronald W. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARC BOLLAND, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ MARC BOLLAND
Marc Bolland
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ANA BOTĺN, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2015.

/s/ ANA BOTÍN
Anna Botín
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HOWARD G. BUFFET, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ HOWARD G. BUFFETT
Howard G. Buffet
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RICHARD M. DALEY, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ RICHARD M. DALEY
Richard M. Daley
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ BARRY DILLER
Barry Diller
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HELENE D. GAYLE, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ HELENE D. GAYLE
Helene D. Gayle
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, EVAN G. GREENBERG, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ EVAN G. GREENBERG
Evan G. Greenberg
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ ALEXIS M.HERMAN
Alexis M. Herman
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ROBERT A. KOTICK, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ ROBERT A. KOTICK
Robert A. Kotick
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2015.

/s/ MARIA ELENA LAGOMASINO
Maria Elena Lagomasino
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ SAM NUNN
Sam Nunn
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ JAMES D. ROBINSON III
James D. Robinson III
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ PETER V. UEBERROTH
Peter V. Ueberroth
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DAVID WEINBERG, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2015.

/s/ DAVID WEINBERG
David Weinberg
Director
The Coca-Cola Company